SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2001


                                  AUCXIS CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                    000-28741
----------------------------      -----------              ------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)              File No.)              Identification No.)



   220 King Street West, Suite 200 Toronto, Ontario Canada         M5H 1K4
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (416) 214-1587


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

         On   February   21,   2001,   Aucxis   Corp.    ("Aucxis")    dismissed
PricewaterhouseCoopers   LLP,  Canada  (Pwc)  which  had  previously  served  as
independent accountant for Aucxis. The report of PwC on the consolidated statements of Aucxis as of and for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The consolidated financial statements as of and for the year ended ecember 31, 1999 were audited by other auditors. The change in independent accountants was recommended by Aucxis' Chief Financial Officer and approved by the Audit Committee and Board of Directors of Aucxis. In connection with its audit for the fiscal year ended December 31, 2000 and through to February 21, 2002 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to such disagreements in their report on the consolidated financial statements for such periods. Aucxis has requested that PwC furnish it with a letter addressed to the Commission stating whether or not PwC agrees with the above statements. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

         On February 21, 2002, Aucxis engaged Manning Elliott as its new independent accountants. The engagement of Manning Elliott was recommended by the Audit Committee and approved by the Board of Directors of the Company. During the fiscal year ended December 31, 2000 and the interim period ended September 31, 2001, (i) Aucxis has not consulted with Manning Elliott regarding either the application of accounting principles to a specified transaction, either completed or contemplated; or the type of audit opinion that might be rendered on Aucxis' financial statements, and (ii) Manning Elliot has provided neither a written report nor oral advice that was an important factor to Aucxis in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         16.1 Letter dated February 22, 2002, from PriceWatehouseCoopers LLP to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2002

                                                  Aucxis Corp.

                                               By: /s/  Dennis Petke
                                                  ------------------------------
                                                  Name: Dennis Petke
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

   16.1 Letter dated February 22, 2002 from PriceWatehouseCoopers LLP to the Securities and Exchange Commission.